[Exhibit 10.9]




                       Consent of Director


June 24, 2003



Gentlemen:

I hereby consent to the use of my name in the registration of the securities of Link Plus Corp. (Tax ID. # 52-1018174).

Sincerely,



/s/Gita Shah
9209 Pegasus Court
Potomac, MD  20854